SHARE EXCHANGE

THIS PLAN AND AGREEMENT OF MERGER (hereinafter called the “Agreement”), dated as of March 27, 2009, is between Aquablue Spring Water International, Inc., a Canadian corporation (“TARGET”), and Aquablue International, Inc., a Nevada corporation (“AQUA”).

WHEREAS, on the date hereof AQUA is a corporation duly organized and existing under the laws of the State of Nevada, having authorized capital stock of 360,000,000 shares, 350,000,000 of which are classified and designated as common stock, $0.0001 par value, (“AQUA Common Stock”) . 10,000,000 of the 360,000,000 authorized, shall be classified and designated as Series A Preferred Stock, $0.0001 par value, and shall have conversion and voting rights equal to a ratio of 1:1,000, meaning every one (1) share of Series A Preferred Stock shall be entitled to convert into 1,000 shares of common stock of the Company (the “AQUA Series A Preferred Stock”); and

WHEREAS, TARGET is a corporation duly organized and existing under the laws of Canada, currently having authorized capital stock of 100 shares of authorized common stock, par value $.0001 (the “TARGET Common Stock”); and

WHEREAS, there is 100,000 shares of AQUA (“AQUA ISSUED Common Stock”) issued and outstanding and such shares constitute all of the issued and outstanding capital stock of AQUA; and

WHEREAS, the directors of AQUA and TARGET have determined it advisable and in the best interest of each company that the TARGET shares be exchanged with the shares of AQUA and upon the terms and subject to the conditions of this Agreement; and

WHEREAS, the directors of AQUA and TARGET have unanimously approved this Agreement by written consent to action in lieu of a meeting and a majority of the shareholders of AQUA and TARGET have approved this Agreement by written consent to action in lieu of a meeting in accordance with the statutes of the state of Nevada and the BVI.

NOW THEREFORE, in consideration of the mutual agreements and covenants set forth herein, AQUA and TARGET hereby agree as follows:

1.           Share Exchange.  Upon the terms and subject to the conditions set forth in this Agreement, TARGET shall exchange shares with shares in AQUA (the “Share Exchange”).  The Share Exchange shall become effective upon the date of execution of this Agreement or a mutually agreeable date agreed upon by the parties (the “Effective Time” or the “Effective Date”).

2.           Succession; Officers and Directors.  The directors of TARGET immediately prior to the Effective Time shall be the directors of AQUA, each to hold office in accordance with the Certificate of Incorporation and Bylaws of AQUA until their resignation or their respective successors are duly elected or appointed and qualified.  The employees and agents of TARGET shall become the employees and agents of AQUA entitled to the same rights and benefits which they enjoyed as employees and agents of TARGET.

3.           Further Assurances.  From time to time, as and when required by AQUA, or by its successors and assigns, there shall be executed and delivered on behalf of AQUA such deeds and other instruments, and there shall be taken or caused to be taken by it all such further and other action, as shall be appropriate or necessary in order to vest, perfect or confirm, of record or otherwise, in AQUA the title to and possession of all property, interests, assets, rights, privileges, immunities, powers, franchises and authority of TARGET, and otherwise to carry out the purposes of this Agreement, and the officers and directors of AQUA are fully authorized in the name and on behalf of AQUA or otherwise, to take any and all such action and to execute, deliver, file, and/or record any and all instruments, papers, and documents which shall be or become necessary, proper, or convenient to carry out or put into effect any of the provisions of this Agreement or of the merger herein provided for.

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4.           Share Exchange.

a.           On the Closing Date, subject to, and consistent with, the provisions of this Agreement, the following shall be done simultaneously: (1) AQUA shall issue one hundred twenty-four million nine hundred thousand (124,900,000) shares of AQUA Common Stock and 100,000 Series A Preferred Shares (“Exchange Shares”) to TARGET in exchange for 100% of TARGET; and (2) AQUA shall declare a 2 for 1 forward-split of the common stock sometime after the merger is complete. After the Exchange AQUA shall have approximately one hundred twenty-five million (125,000,000) common shares issued and outstanding, fully paid and non-assessable and 100,000 Series A Preferred Shares issued and outstanding, fully paid and non-assessable. AQUA shall own one hundred (100%) percent of TARGET, and TARGET shall thereby become a wholly-owned subsidiary of AQUA.

b.           Exhibit A attached hereto sets forth the name of each holder of TARGET Common Stock and TARGET Preferred Stock.

c.           Manuel Da Silva, Daniel Villeneuve and Robert Huppe shall, from and after the Effective Time, be the officers and directors, respectively, of AQUA until their successors shall have been duly elected or appointed or qualified or until their earlier death, resignation or removal in accordance with the certificate of incorporation and the by-laws of AQUA; and

6.           Amendment.  Subject to the applicable law, this Agreement may be amended, modified or supplemented by written agreement of the parties at any time prior to the Effective Date.

7.           Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original and the same agreement. Telecopied or email (via PDF) signatures shall be deemed to have the same effect as an original.

IN WITNESS WHEREOF, the undersigned Presidents, with the attestations of a Witness, of the respective constituent corporations, duly authorized hereunto, have executed this Agreement as of the date first above written.

Aquablue Spring Water International, Inc.(Canada)

By:
CEO & Chairman

Aquablue International, Inc.(Nevada)

By:
Sole Officer & Director

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EXHIBIT A

LIST OF AQUABLUE SHAREHOLDERS

Affiliate Shareholders:	Restricted Shares	Free Trading Shares

Manuel Da Silva:	48,051,150
7174 BLV LEVESQUE
EST LAVAL QC H7A1R8 CANADA

Daniel Villeneuve	12,743,750
Put Cert under…
AMIN Corp.
169 MARKELL CRES,
CORNWALL,ON K6H 6X2 CANADA

David Wassung	9,498,750
29 Tyler rd
Enfield, CT

Non-Affiliate Shareholders:

Steven Weiss	125,000
10 Schalks Crossing Road
STE 320
Plainsboro, NJ. 08536

Allen Hunter	400,000
2753 Spangler rd
Hermitage, PA.

Robin Wilson	150,000
4701 SW Admiral Way #113
Seattle, WA 98116

Kevin G. Blake	100,000
87 mountain rd
East Hartland CT

Bruce Battles	100,000
12 Stark Dr.
East Granby, CT

Thomas Babella	50,000
39 West Granby Rd.
Granby, CT

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Pierre Page		335,000
1395 AV Ducharme
Outremont QC H2V IE6

Guylaine Tremblay		34,000
13700 Marie Victorin
Sorel Tracy QC J3P 5N3

Martine Clavet		335,000
81 Des Colibris
St Jean Sur Le Richelieu
QC J2W 3 E 7

Serafino Massitti	2,193,900	771,500
5239 Cyrille Delage
Auteuil Laval QC H7K 3V3

Pierre Thiboutot		20,000
934 Principale
Rougemont QC JOL 1MO

Carole Guerin		6,800
34 Benoit Charliebois
La Prairie QC J5R 6T9

Lorraine Thiboutot		6,800
934 Principale
Rougemont QC JOL 1MO

Guy Ballargeon	4,718,750	250,000
507 Place D'Aarmes
Suite 1550 Montreal
QC H2W 2W8

Eric Lefrancois		100,000
4557 ST DENIS
Montreal, Quebec H2J 2L4 CDN

Michael D. De Rosa		6,200,000
58 DOMAINE PROVOST
ST MARGUERITE
ESTEREL QC J0T 1L0 CDN

Sylvio Marussi	100,000	75,000
12040 71st Avenue
Montreal QC H1C1K6

Liborio Manno	3,030,000	1,000,000
8585 Pie Ix Suite 202
Montreal QC H5A 3E7

Anna Szostak	21,250,000	1,250,000
7174 BLV Levesque EST.
Laval QC H7A 1R8

Isabella Szoatak		335,000
70 Garry St Suite1102
Winnipeg MB R3C 3J9

Laurent Brisson		170,000
817 Rue St Pierre
Chambly QC J3L 1M3

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Johanne Benoit		135,000
7180 BLV Levesque EST
LAVAL QC H7A 1R8

Georges Valpato		135,000
7174 BLV Levesque EST
LAVAL QC H7A 1R8

Leonardo Rizzuto	970,000
507 PLACE D'ARMES SUITE 1529
MTL QC H2Y 2W8 CDN

Claire Poudrier		485,000
7174 BLV LEVESQUE EST LAVAL
QC H7A 1R8 CANADA

Antonio Borsellino		86,000
249 ERNEST D.D.O.Q.C CDN H9A 3G6

Luke C. Zouvas	165,000
977 Windflower Way
San Diego, CA 92106

Matthew J. Zouvas	62,500
756 Second Avenue
Chula Vista, Ca 91910

Marc S. Applbaum	62,500
Blazing Star Lane
San Diego, CA

Richer Bonnin		6,200,000

Rene Albert	55,000	105,000
1 HERSHEY DRIVE SMITHS FALLS
ONTARIO CDN K7A 4T1

Manuel R. Castillo		50,000
20500 W. COUNTRY CLUB DR. APT#801
AVENTURA, FL 33180

Maria Campanella		30,000

Laure Salvert		20,000

Vich Nguyennguyen	300,000

Raymond Clavet		15,000

John Bentivoglio	75,000	75,000

Benny D’Aquila		15,000

Bryson Villeneuve	200,000

Alain Gravelle	1,000,000

Paul Cadeau	35,000

Doug Harper	43,000

Ron Watt		500

Donald Turcotte	1,500

William Dickson		500

Wendy Johnston	10,100

Donald Gauthier	3,000

Donna Poll	10,000

Ron Krupa	10,000

Robert Loist	25,000

Peter Liston	10,000

John Hepburn	10,000

Jocelyn Dube		300,000

Stephan Goulet	400,000	400,000
	105,958,900	18,841,100

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